Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D, SEC File No. 811-21127 (the “Registrant”) Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.

AIM Growth Series (Invesco Growth Series)	811-02699

AMG Funds	811-09521

Bond Fund of America®	811-02444

BlackRock Advantage Global Fund, Inc.	811-07171

BlackRock Funds III	811-07332

BlackRock Index Funds, Inc.	811-07899

BlackRock Large Cap Focus Value Fund, Inc.	811-02739

BlackRock Large Cap Series Fund, Inc.	811-09637

BNY Mellon Appreciation Funds Inc.	811-03081

Cohen & Steers Real Estate Securities Fund, Inc.	811-08287

Eaton Vance Special Investment Trust	811-01545

Investment Company of America®	811-00116

JPMorgan Trust II	811-04236

Lord Abbett Bond Debenture Fund Inc.	811-02145

Lord Abbett Mid Cap Stock Fund Inc.	811-03691

Pioneer Fund /MA/	811-01466

Putnam International Equity Fund	811-06190

Virtus Investment Trust	811-06161

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Life Insurance Company